Investor Reference Book Published: June 25, 2025

Encompass Health 2 Forward-looking statements The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including the business outlook, guidance and growth targets, labor availability and costs, the effect of tariffs on costs, legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, such as the de novo pipeline, costs, growth and timelines, operational initiatives, dividend strategies, leverage, repurchases of securities, outstanding shares of common stock, effective tax rates, financial performance, financial assumptions and considerations, balance sheet and cash flow plans, market barriers to entry, and addressable market size. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this Investor Reference Book as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2024, the Form 10-Q for the quarter ended March 31, 2025, and in other documents the Company previously filed with the SEC, many of which are beyond the Company’s control, that may cause actual events or results to differ materially from the views, beliefs, and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following Investor Reference Book includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the Investor Reference Book to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Company’s Form 8-K, dated June 25, 2025, to which the Investor Reference Book is attached as Exhibit 99.1, provides further explanation and disclosure regarding the Company’s use of non-GAAP financial measures and should be read in conjunction with the Investor Reference Book.

Encompass Health 3 Business outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-7 Company overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-20 Industry overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21-27 Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28-41 Operational initiatives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42-51 Information technology . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52-55 Reconciliations to GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56-59 End Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60-62 Table of contents

Encompass Health 4 Glossary of terms and abbreviations Medicare • Medicare refers to traditional Medicare / Medicare Fee-for-Service (FFS) programs. Medicare Advantage (“MA”) • Medicare Advantage may also be referred to as Medicare Part C and refers to the private health plans contracted by Medicare as an alternative to traditional Medicare programs. Return on Invested Capital (“ROIC”) • ROIC is measured using hospital-level EBIT (earnings before interest and taxes) and applying an assumed effective tax rate, i.e., EBIT * (1 - assumed effective tax rate), divided by the hospital’s average net assets for the same period. Abbreviations • Case Mix Group (“CMG”) • Centers for Medicare and Medicaid Services (“CMS”) • Certificate of Need (“CON”) • Home Health (“HH”) • Inpatient Rehabilitation Facility (“IRF”)(“hospital”) • Real Estate Investment Trust (“REIT”) • Skilled Nursing Facility (“SNF”)

Business Outlook

Encompass Health 6 Attractive healthcare sector Ÿ Large addressable market indicated by low conversion rate of presumptively eligible inpatient rehabilitation patients Ÿ Aging demographic driving increased demand for rehabilitation services Ÿ Supply of licensed IRF beds increased only modestly over the past decade Ÿ High acuity, nondiscretionary conditions treated Ÿ Fragmented sector presents unit consolidation and joint venture opportunities Ÿ Significant barriers to entry Industry leading position Encompass Health is uniquely positioned to grow the market and capture incremental share Ÿ Largest provider of inpatient rehabilitation services Ÿ Unparalleled clinical expertise for treating inpatient rehabilitation conditions with consistent delivery of high-quality, cost-effective care Ÿ Enhanced utilization of technology (e.g., clinical, data analytics, and technology- enabled business processes) Ÿ Economies related to scale and market density Ÿ Ability to fund capacity expansions with internally generated funds Ÿ Management experience and depth Ÿ Attractive financial returns on de novo and bed addition investments Ÿ Successful long-standing acute care hospital joint venture strategy Real estate ownership Ÿ Portfolio of 168 IRFs as of June 13, 2025 ü 132 owned and 36 leased ü Owned real estate is not exposed to annual lease expense increases ü Ability to customize building design to EHC specifications; promotes construction and operational efficiencies ü Greater flexibility in managing hospital portfolio Financial strength Ÿ Well-managed balance sheet and liquidity ü Manageable near-term maturities (credit agreement matures in 2027; $100 million 2025 bond maturity with other bonds maturing in 2028 and beyond) ü $953 million available for borrowing on our $1 billion revolving credit facility (as of March 31, 2025) Ÿ Substantial free cash flow generation Ÿ Return capital in the form of dividends and share repurchases Business outlook Strong and sustainable business fundamentals

Encompass Health 7 6 to 10 de novos per year 80 to 120 bed additions per year 6% to 8% discharge CAGR Business outlook 2023 - 2027 de novos opened bed additions* discharge growth Recent results 8 in 2023 46 in 2023 8.7% in 2023 6 in 2024 147 in 2024* 8.3% in 2024 *Bed additions include remote and satellite hospitals.(1) Refer to pages 60-62 for end notes. Growth targets

Company Overview

Encompass Health 9 Rehabilitation hospitals “IRFs”* IRFs under development* *IRFs as of June 13, 2025; IRFs under development - previously announced under development as of June 13, 2025 **IRFs under development include de novo and remote and satellite locations.(1) Refer to pages 60-62 for end notes. Company overview Largest owner and operator of IRFs 2024 key statistics ~248,500 patient discharges ~$5.4 billion in revenue 8.3% total discharge growth ~40,200 employees Company profile as of June 13, 2025 168 Rehabilitation hospitals “IRFs” 67 are joint ventures 17 38 IRFs under development** States and Puerto Rico 2025 Fortune World’s Most Admired CompaniesTM 2025 Forbes Most Trusted Companies in America Fortune © 2025 Fortune Media IP Limited. All rights reserved. Fortune® is a registered trademark and Fortune World’s Most Admired Companies™ is a trademark of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, Encompass Health. Forbes © 2024 Forbes Media LLC. All rights reserved. Used under license.

Encompass Health 10 Company overview Clinical expertise Refer to pages 60-62 for end notes. Data as of April 24, 2025 145 Hospitals hold one or more disease-specific certifications(2) Clinical expertise in Joint Commission specialty accreditations Number of EHC hospitals with accreditation and EHC’s % of all such accreditations Stroke rehabilitation accreditations - 144 EHC hospitals (~64%) Hip fracture rehabilitation accreditations - 65 EHC hospitals (~96%) Brain injury rehabilitation accreditations - 50 EHC hospitals (~74%) Amputee rehabilitation accreditations - 41 EHC hospitals (~80%)

Encompass Health 11 Encompass Health provides coordinated therapy and nursing services to patients requiring intensive inpatient rehabilitative care. Company overview Care delivery model Inpatient rehabilitation hospital services include: • Independent physician oversight of plan of care • 24/7 nursing care • Intensive multi-disciplinary therapy • Extensive clinical support services

Encompass Health 12 Company overview Primary services Independent physicians Independent physicians manage and treat medical conditions as well as oversee the plan of care and medical rehabilitation program. Physician services include: Ÿ Review and approve pre-admission screenings Ÿ Develop an individualized overall plan of care Ÿ At least 3 face-to-face rehabilitation physician visits per week Ÿ Lead Team Conferences Ÿ Manage discharge planning (timing and destination) Rehabilitation nursing (CRRN, RN, LPN, LVN, CNA) Onsite 24/7- assist patients by helping restore, maintain, and promote optimal health. Provide care including: Ÿ Daily/ongoing care Ÿ Medication dispensing Ÿ Wound care Ÿ Infection control Ÿ Patient transfers from bed to wheelchair, bed to restroom, etc. Intensive multi- dimensional therapy Patients generally receive at least 3 hours of therapy per day at least 5 days per week; by 2 or more therapy disciplines: Ÿ Physical therapists - address physical function, mobility, strength, balance, and safety Ÿ Occupational therapists - promote independence through activities of daily living Ÿ Speech-language therapists - address speech/voice functions, swallowing, memory/cognition, and language/communication Clinical support services Ÿ Case managers - coordinate the care plan with the physician as well as the interdisciplinary team; serve as facilitators of Team Conferences and work with patients, families and communities to ensure the patient has what is needed when they arrive home Ÿ Pharmacists - reconcile medications at admission and discharge, dispense medications during patient stay and assist clinicians with pain management strategies Ÿ Respiratory therapists - provide care and cardio-pulmonary medicine to patients with acute critical conditions and cardiac and pulmonary disease enabling them to tolerate intensive multi-disciplinary therapy Ÿ In-house dialysis - offered at 110 Encompass Health hospitals as of March 31, 2025 with further roll out to continue; reduces disruption to therapy regimen and leads to increased patient satisfaction Ÿ Dietetics and nutrition services - provide nutritional guidance and oversight with respect to each patient’s dietary needs

Encompass Health 13 Company overview Our patients IRF admission criteria At the time of admission, a patient must meet medical necessity criteria including: • requirement of active and ongoing therapeutic intervention of multiple therapy disciplines • expectation of active participation in, and benefit from, an intensive rehabilitation therapy program • supervision by a physician through face-to-face visits at least 3 days a week At least 60% of patients must have at least one CMS-13 medical diagnosis or functional impairment Average age of EHC patients 72 years old EHC IRF admission sources Rehabilitation impairment category (“RIC”) 2024 RIC 01 Stroke 18.4 % RIC 02/03 Brain dysfunction 11.6 % RIC 04/05 Spinal cord dysfunction 3.9 % RIC 06 Neurological conditions 20.7 % RIC 07 Fracture of lower extremity 8.1 % RIC 08 Replacement of lower extremity joint 3.5 % RIC 09 Other orthopedic 7.5 % RIC 10/11 Amputation 2.4 % RIC 14 Cardiac 3.9 % RIC 17/18 Major multiple trauma 6.3 % RIC 20 Other disabling impairments 11.4% — All other RICs 2.3% 91% of EHC admissions come from acute care hospital discharges, but only ~5.0% of acute care hospital discharges are admitted to an IRF.* Admissions Patient mix *Source: FORVIS reporting on Q4 2023 - Q3 2024 Medicare claims data

Encompass Health 14 Company overview High quality clinical results Discharge to Community Discharge to SNF Discharge to Acute Care Higher is better Lower is better Lower is better Percent of patients discharged to the community, including home or home with home health Percent of patients discharged to a skilled nursing facility Percent of patients discharged to an acute care hospital Encompass Health UDSMR(3) The above UDSMR measures include IRF units that are located within acute care hospitals. Refer to pages 60-62 for end notes. 81.9% 82.7% 83.6% 80.0% 80.3% 81.1% 2022 2023 2024 7.0% 6.6% 6.5% 9.0% 9.1% 8.8% 2022 2023 2024 10.2% 9.8% 9.1% 10.0% 9.7% 9.3% 2022 2023 2024

Encompass Health 15 # of IRFs Avg. beds per IRF Avg. Medicare discharges per IRF(5) Avg. est. total payment per discharge for FY 2026 Encompass Health(4) = 163 66 926 $25,357 Free-standing = (Non-Encompass Health) 226 55 586 $27,938 Hospital units = 776 25 207 $28,376 Total(6) 1,165 36 381 $27,220 Encompass Health’s clinical expertise and efficiency reduce high cost outlier stipends. As such, Medicare pays Encompass Health less per discharge on average despite comparable acuity, lowering costs for the overall healthcare system. Company overview Leading position in cost effectiveness – The average estimated total payment per discharge, as stated, does not reflect a 2% reduction for sequestration.(7) Refer to pages 60-62 for end notes. Encompass Health produces high-quality, cost-effective outcomes through: • “Best Practices” clinical protocols • Supply chain efficiencies • Sophisticated management information systems • Economies of scale

Encompass Health 16 65.1% 16.8% 10.8% 3.3% 4.0% % of 2024 Revenues Medicare Prospective Payment System (“PPS”) - paid per discharge by Case Mix Group (“CMG”) Medicare Advantage CMG (~90% of MA revenue) - remaining contracts are per diem Managed Care Predominantly per diem Medicaid Varies by state Other* Variety of methodologies Payor source Payment methodology Company overview Payors and payment methods *Includes Medicaid supplemental payments(8), other third-party payors, workers’ compensation, patients and other income. Refer to pages 60-62 for end notes.

Encompass Health 17 Disciplined approach to new store growth Considerations for entering a new market: – Market demographics and growth potential – CON requirements (initial and for expansion) – Presence of other inpatient rehabilitation services – Acute care hospital presence and discharge patterns – Geographic proximity to other Encompass Health hospitals – Potential joint venture partners – Major MA and Managed Care plans – Clinical labor availability and costs – Capital investment required (e.g., local market land and construction costs) *CA = confidentiality agreement Company overview IRF growth pipeline Typical development pipeline Project category Exploratory/ CA executed* Active development Annual openings Number of projects 30 - 50 20 - 30 6 - 10

Encompass Health 18 67 joint venture hospitals* in place with major healthcare systems including: Joint ventures with acute care hospitals facilitate integrated care delivery Ascension St. John Hospital System Ballad Health Barnes-Jewish Cleveland Clinic Martin Health Geisinger Health System Lee Health subsidiary Monmouth Medical Center (RWJBarnabas Health) NCH Healthcare System (Naples, FL) Novant Health Piedmont University of Virginia Medical Center Vanderbilt University Medical Center Company overview Joint venture partnerships with acute care providers The Company’s joint ventures began in 1991 *Data as of June 13, 2025

Encompass Health 19 Company overview Cash flow and liquidity $330.2 $340.1 $525.7 $690.3 2021 2022 2023 2024 $0.0 $250.0 $500.0 $750.0 YE 2021 YE 2022 YE 2023 YE 2024 0.0 2.5 5.0 *Historical financial results reflect Enhabit Home Health and Hospice as discontinued operations. Adjusted Free Cash Flow*(9) Able to fund our growth primarily through free cash flow (FCF) • De novos • Bed additions including remote and satellite hospitals • Replacement IRFs • FCF is after maintenance capex, before discretionary capex $ in millions $ in millions Liquidity* Ensure sufficient liquidity to meet the anticipated operating and strategic needs of the Company • Liquidity - defined as cash on hand and revolver availability • Credit facility - a diverse group of well-capitalized lenders in the senior credit facility Leverage Ratio* • Leverage ratio = Total Debt / LTM Adjusted EBITDA(10) • Debt duration - limited near term refinancing risk • Floating rate debt - very limited exposure 4.0x 3.4x Revolver availability Cash on hand YE 2021 YE 2022 YE 2023 YE 2024 $0.0 $500.0 $1,000.0 $811.2 $934.1 $1,037.2 2.8x $1,029.1 2.3x Refer to pages 60-62 for end notes.

Encompass Health 20 Company overview Real estate holdings Own ~79% of IRF real estate Rationale for real estate ownership Leases are generally structured as long-term, non-prepayable debt with annual rent escalators Ownership enhances flexibility in managing real estate portfolio Presence of real estate on our balance sheet helps to facilitate access to senior debt on attractive terms Specialty nature of our facilities contributes to relatively high cap rates from REITs We are better positioned than traditional financing sources to hold the residual risk in our properties Ownership Profile own building and land 99 lease building and land 36 own building; lease land 33 Data as of June 13, 2025

Industry Overview

Encompass Health 22 Preventive Routine health care (screenings, check-ups, patient counseling) to prevent illnesses, disease, or other health problems Acute Medical treatment of diseases or injuries for which a patient receives inpatient treatment for a brief but severe episode of illness Ambulatory Medical care delivered on an outpatient basis (doctor visits, walk-in clinics, blood tests, x- rays, endoscopy, certain biopsies, certain surgical procedures) Post-acute Medical care provided after a period of acute care, including: long-term care (LTCH), inpatient rehabilitation (IRF), skilled nursing (SNF), home health (HH) Industry overview Continuum of healthcare services Medicare acute care patients discharge destination* Ÿ LTCH ~0.8% Ÿ SNF ~19.9% Ÿ IRF ~5.0% Ÿ HH ~21.3% Ÿ Hospice ~3.7% Ÿ No post-acute care ~44.2% *Source: FORVIS reporting on Q4 2023 to Q3 2024 Medicare claims data. Other discharge destinations (~5.1%) may include another acute care hospital, specialty hospital, or other destinations.

Encompass Health 23 H ea lt h co ns um pt io n sp en di ng *: $ 4, 32 5 (in billions) National healthcare spending: $4.867 trillion in 2023 Pe rs on al h ea lt hc ar e* : $4 ,1 07 $239 Investment $57 Government administration $160 Government public health $647 Retail outlet sales of medical products $148 Home health care $270 Other health, residential and personal care $1,312 Professional services (physician and clinical services, dental services, other professional services) $211 Nursing care facilities and continuing care retirement communities $1,520 Hospital care - includes acute care, inpatient rehabilitation, long-term care hospitals Healthcare consumption spending includes total spending on healthcare goods and services excluding investments. Investments include non-commercial research and academic investments (including the purchase of buildings and equipment for such research). Industry overview Total healthcare spending Source: Centers for Medicare & Medicaid Services, National Health Expenditure Data (Historical), Table 2 - 2023. *Excludes net cost of private health insurance of $303 billion.

Encompass Health 24Source: Centers for Medicare & Medicaid Services, Medicare Trustees’ Report 2024 – page 11; and MedPAC, Medicare Payment Policy, March 2025 - pages 183, 225, 249, 267. 12% 2% 8% 4% 9% 42% 17%3% 3% Industry overview Medicare 2023 spending Total Medicare spending Medicare spending on inpatient rehabilitation $1,037 billion $9.6 billion (inclusive of payments to Medicare Advantage) (~1% of all Medicare spending) % of Medicare spend $30B Skilled nursing 3% Medicare Part A $144B Inpatient hospital (includes IRF) 14% $71B Physician payments 7% Medicare Part B $67B Outpatient hospital 6% $16B Home health 2% Medicare Parts A & B$26B Hospice 2% $86B Other services 8% $467B Medicare Advantage* 45% Medicare Part C *Medicare Advantage plans also pay for the services listed on this page $131B Outpatient Rx 13% Medicare Part D

Encompass Health 25 60% or more of an IRF’s annual admissions must have at least one medical diagnosis or functional impairment from a list of 13 qualifying conditions (“CMS-13”). Industry overview IRF qualifying conditions CMS-13 qualifying conditions 1 Stroke 2 Brain injury 3 Amputation 4 Spinal cord 5 Fracture of the femur 6 Neurological disorder 7 Multiple trauma 8 Congenital deformity 9 Burns 10 Osteoarthritis (after less intensive setting) 11 Rheumatoid arthritis (after less intensive setting) 12 Joint replacement - Bilateral - Age ≥ 85 - Body mass index > 50 13 Systemic vasculidities (after less intensive setting) Other IRF qualification requirements at the time of a patient’s admission ü Physician approval of preadmission screen and admission ü Patient requires the active and ongoing therapeutic intervention of multiple therapy disciplines, one of which must be physical or occupational therapy ü Patient can reasonably be expected to actively participate in, and benefit from, an intensive interdisciplinary rehabilitation therapy program of 3 hours of therapy a day, 5 days a week ü Requires supervision by a physician through face-to-face visits at least 3 days per week during the patient’s stay to assess the patient both medically and functionally, as well as to modify the course of treatment as needed

Encompass Health 26 Acute care hospital Home health Inpatient rehabilitation hospital Skilled nursing facility Medicare spending ($ billions) $9.6 $30.0 $15.7* # of Discharges/Beneficiaries^ ~404,000 ~1,600,000 ~2,700,000^ Average length of stay 12.5 days 34.5 days N/A # of Providers ~1,206 ~14,500 ~12,057 Facility ownership mix** For-profit (42%) Non-profit (50%) Gov’t (8%) For-profit (73%) Non-profit (22%) Gov’t (5%) For-profit (93%) Non-profit (7%) Freestanding vs. hospital based Freestanding (31%) Hospital based (69%) Freestanding (97%) Hospital based (3%) Freestanding (87%) Hospital based (13%) Rural vs. urban** Urban (87%) Rural (13%) Urban (73%) Rural (27%) Urban (86%) Rural (14%) (Lowest acuity)(Highest acuity) Source: MedPAC, Medicare Payment Policy, March 2025 - pages 183, 188, 225, 231, 242, 249, 250, 253; March 2023- page 222; MedPAC, Health Care Spending and the Medicare Program, July 2024 - page 115. * Not all home health spending occurs as a post-acute service. **Home health data represents freestanding agencies only. Industry overview Medicare post-acute care services

Encompass Health 27 (P er ce nt ) 1.6% 1.5% 1.5% 1.6% 1.5% 1.6% 1.6% 1.6% 1.6% 1.7% 1.3% 1.7% 1.8% 1.7% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0 $5 $10 $15 $20 $25 $30 $35 Percent of total Medicare FFS spending on inpatient rehabilitation Medicare spending on post-acute services Source: MedPAC, Medicare Payment Policy, March 2025 – pages 183, 225, and 249; Centers for Medicare and Medicaid Services, Medicare Trustees’ Report 2024 - page 11. *Not all home health spending occurs as a post-acute service. Industry overview Medicare spending on post-acute services Post-acute setting 2002 Spending 2023 Spending Skilled nursing facilities $14.8 $30.0 Home health agencies* $9.6 $15.7 Inpatient rehabilitation hospitals $5.7 $9.6 Medicare spent ~ $55 billion on post-acute services in 2023 (IRF, SNF, HH) $ in billions

Growth

Encompass Health 29 Growth Our rationale for continued expansion of IRF capacity Large, under penetrated and growing market Ÿ ~14.5% estimated conversion rate to IRF(11) Ÿ Aging demographic (~4% population growth CAGR for age 75+ population) Ÿ Supply of licensed IRF hospitals has increased only 4.2% since 2010 Ÿ SNF disintermediation opportunity Ÿ Non-discretionary conditions Significant barriers to entry and competitive advantages Ÿ Clinical expertise Ÿ Access to capital Ÿ Economies of scale Ÿ Regulatory and compliance knowledge and infrastructure Ÿ Long history of successful acute care hospital joint ventures Ÿ Relationships with referral sources and payors Ÿ Nationally known and highly regarded brand Attractive financial returns on de novos and bed additions Ÿ Fuels revenue and EBITDA growth Ÿ Attractive ROIC Ÿ Significant operating leverage in bed addition strategy Ÿ Future period bed additions can increase de novo returns Refer to pages 60-62 for end notes.

Encompass Health 30 0 100 200 300 400 500 100 110 120 130 140 150 160 170 2018 2019 2020 2021 2022 2023 2024 2025 (P) Bed additions* 26 152 117 117 87 46 147 160 De novos (bed count) 169 120 170 350 410 395 280 340 De novos (new hospitals) 4 3 4 8 9 8 6 7 Total number of IRFs(12) 130 133 137 145 153 161 166 173 Total number of licensed beds(12) 8,966 9,249 9,505 9,924 10,356 10,778 11,094 11,594 Total EHC IRFsNew beds W ho lly o w ne d an d jo in t ve nt ur es Bed additions De novos Growth IRF growth strategy *Bed additions include remote and satellite hospitals.(1) Refer to pages 60-62 for end notes.

Encompass Health 31 Demand continues to benefit from a demographic tailwind: growth in the Medicare beneficiary population Age 75+Age 70-74Age 65-69 • The growth rate of Medicare beneficiaries increased to an ~3% CAGR in 2011, as “Baby Boomers” started turning age 65. • The average age of an Encompass Health Medicare beneficiary patient is ~77 years old. CAGR (population growth by age) Age 2022 to 2026 2026 to 2030 70-74 2.5% 2.0% 75+ 4.4% 3.9% Source: https://www.census.gov/data/datasets/2023/demo/popproj/2023-popproj.html 2022 2026 2030 2034 0 10 20 30 40 50 60 70 80 Projected population of age 65+ Millions 42% (24.0M) 44% (28.5M) 47% (33.2M) 51% (37.9M) ~4% CAGR for Age 75+ Growth Demand for IRF services continues to grow

Encompass Health 32 Po pu la ti on in m ill io ns # of IRFs 12 12 14 14 15 16 17 17 17 17 18 18 19 19 19 16 16 17 18 19 19 20 21 22 24 24 25 26 27 28 10 11 11 11 11 11 11 12 12 13 12 12 13 13 14 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0 25 50 75 0 200 400 600 800 1,000 1,200 1,400 IRF supply and demand Source: MedPAC, Medicare Payment Policy, 2025 – page 253, 2023 - page 263, 2018 – page 277, 2014 – page 247; Provider Data Catalog (cms.gov) inpatient rehabilitation facilities_general information dataset Dec. 2024; U.S. Census Bureau, Annual Estimates of the Resident Population by Single Year of Age and Sex for the United States: April 1, 2010 to July 1, 2019 and April 1, 2020 to July 1, 2024; U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2010-2018. Growth IRF supply / demand imbalance continues to widen EH C IR Fs N on-EH C IRFs 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0 40 80 120 160 960 990 1,020 1,050 1,080 Supply of IRFs - EHC vs. Non-EHC IRF supply has increased only 4.2% since 2010 ... • 1,179 IRFs in 2010; 1,229 IRFs in 2024 … while the age 65+ population has increased 60.5% • 38 million in 2010; 61 million in 2024 Challenges to entry include: • medically complex patients requiring expert clinical services and skilled clinicians • highly regulated industry • establishment of referral and payor relationships • significant capital investment EHC has the scale, clinical and operational expertise, and access to capital to overcome these challenges. From 2016 to 2024, EHC: • opened 47 de novo IRFs • increased total beds from 8,404 to 11,094

Encompass Health 33 IRF admission criteria u At the time of admission, a patient must meet medical necessity criteria including: ü require the active and ongoing therapeutic intervention of multiple therapy disciplines ü be expected to actively participate in, and benefit from, an intensive rehabilitation therapy program ü receive supervision by a physician through face-to-face visits at least 3 days a week u At least 60% of patients must have at least one CMS-13 medical diagnosis or functional impairment IRF conversion rate u It is estimated that only ~14.5%(11) of acute care patients who are presumptively eligible for IRF services (those with at least one CMS-13 medical diagnosis or condition) are admitted to an IRF Reasons for low IRF conversion u Low awareness of IRF vs. SNF care requirements for physician visits, nursing coverage, care team meetings and therapy provision u Lack of understanding of IRF value proposition ü Quality of outcomes ü Episodic versus per diem cost comparison u Restrictive MA prescreening procedures/criteria u Many markets have low IRF bed availability (sometimes attributable to CON requirements) EHC strategies are in place to address each of these Growth IRF conversion rate Refer to pages 60-62 for end notes.

Encompass Health 34 Growth Medicare levels of service required - IRF vs. SNF Industry averages IRF SNF Quality metrics* FFS average length of stay 12.5 days 34.5 days Discharge to community rate 67.2% 50.9% CMS requirements for IRFs vs. SNFs IRF SNF Regulatory Facility must satisfy regulatory and policy requirements for hospitals, including Medicare hospital conditions of participation Yes No Patient care At a minimum, face-to-face rehabilitation physician visits must occur no fewer than 3 times per week during the course of the patient’s stay Yes No All patients must need and generally receive a minimum of 3 hours a day of intensive therapy, 5 days a week Yes No Nursing care is required 24 hours, 7 days a week by registered nurses Yes No A weekly team meeting, led by the physician and includes a rehabilitation nurse, a case manager, and a licensed therapist from each therapy discipline Yes No Admission requirements All patients must be admitted by a physician Yes No Stringent admission and coverage policies are required and carefully documented for each admission; further restricted in number and type of patients (e.g., 60% Rule) Yes No *Source: MedPAC, Medicare Payment Policy, March 2025 - pages 184 and 250 for IRF data and SNF discharge to community rate; March 2023 – page 222 for SNF average length of stay.

Encompass Health 35 Growth Proven growth model since 2009 46% JV hospitals De novo hospitals-wholly owned Acquisitions-wholly owned De novo hospitals-JV Acquisitions-JV 80 hospitals added since 2009 40% joint ventures 81% increase in number of hospitals Data as of June 13, 2025

Encompass Health 36 Growth Robust de novo development pipeline 17 New hospitals announced and underway* Market considerations Ÿ Demographics and potential growth of local market Ÿ State CON, licensure and other regulatory requirements Ÿ Presence of other inpatient rehabilitation services Ÿ Geographic proximity to other EHC hospitals Ÿ Potential joint venture partners Ÿ Volumes, patient mix, service lines and discharge patterns of acute care hospitals Ÿ Labor supply and costs Ÿ Land and construction costs Investment considerations Ÿ Key metrics – Project NPV, IRR and ROIC Ÿ Sensitivity analysis on key performance assumptions Ÿ Comparison to analog EHC hospitals Ÿ Potential for future expansion *IRFs under development - previously announced under development as of June 13, 2025 Hospitals opened or under development 2025 to 2027 Joint venture Est. Opening Date # of beds De novo projects** Athens, GA ü opened 1Q25 40 Fort Myers, FL ü opened 2Q25 60 1 Daytona Beach, FL 2Q25 50 2 Danbury, CT 3Q25 40 3 Lake Worth, FL 4Q25 50 4 St. Petersburg, FL 4Q25 50 5 Amarillo, TX 4Q25 50 6 Irmo, SC 2026 50 7 Condordville, PA 2026 50 8 Loganville, GA ü 2026 40 9 Norristown, PA 2026 50 10 Avondale, AZ 2026 60 11 San Antonio, TX 2026 50 12 Wesley Chapel, FL 2027 50 13 Palm Beach Gardens, FL 2027 50 14 Bangor, ME 2027 50 15 St. George, UT 2027 50 16 Apollo Beach, FL 2027 50 Remote and satellite(1)** 17 Wildwood, FL (in The Villages, FL) 3Q25 50 **All dates are tentative and subject to change Refer to pages 60-62 for end notes.

Encompass Health 37 CON process (if applicable) Zoning & design Permitting Construction OpeningGroundbreaking Capital cost ($ in millions) 2023-2024 2025-2026 Construction, design, permitting, etc. $44.0 $47.0 Land 5.0 5.0 Equipment (including CIS) 5.5 6.0 Cost of a typical 50-bed IRF $54.5 $58.0 Pre-opening & ramp up costs* ($ in millions) Operating $1.0 $1.0 Salaries, wages, benefits 1.5 1.5 $2.5 $2.5 Project start 18 to 22 months6 months to 3 years Illustrative timeline *Pre-opening expenses include expenses for pre-opening hires, training and other general operating costs incurred prior to the first patient’s admission. The costs for this purpose are not inclusive of any revenues generated during the first month of operation. Growth De novo costs and timeline Amounts are the average per hospital capital costs based on actual costs for EHC’s 2023 and 2024 50-bed hospitals and the projected costs for EHC’s 2025 and 2026 50-bed hospitals. The pricing for these projects is based on contracts established up to two years prior to hospital opening and may not fully represent inflationary pressures in the current market. Ÿ Prototype hospital includes all private rooms Ÿ Core infrastructure of building anticipates future expansion (accretive to financial returns) Ÿ Factors that impact costs/timeline: ü CON status ü State regulatory requirements ü Local planning and zoning approval ü Other location- or hospital-specific complexities

Encompass Health 38 Growth De novo project process *Project duration for conventional construction with prefabricated elements ranges from 18 to 22 months based on the specific project characteristics and site development conditions, and the amount of prefabrication. Conventional construction - total project duration: 24 months Conventional with prefabricated elements - total project duration: 22 months* Full hospital prefabrication - estimated total project duration: 16 months Full prefabrication time to completion benefits: • 33% reduction (8 months) compared to conventional construction • 27% reduction (6 months) compared to conventional construction with some elements of prefabrication first patient 6 months design 3 months permitting 14 months construction 1 month turn-over 6 months design 3 months permitting 12 months construction 1 month turn-over 3 months design 3 months permitting 9 months construction 1 month turn-over

Encompass Health 39 Growth Prefabrication advantages Safety Stable work environment in manufacturing Reduction of waste Materials procured exactly as needed, not in stock lengths Reduction of on-site labor Less management for more efficiency Stabilized costs Known labor and material quantities Quality control Standard materials, installers, and inspectors Speed to market Factory labor reduces time on site Standardization Consistent product with predictable cost and schedule Supply chain Program level price reduction and availability

Encompass Health 40 Hospital management Therapy staff Nursing staff Support staff Growth De novo staffing model Staffing model for a typical 50-bed de novo hospital at opening ~100 FTEs ~11 FTEs ~18 FTEs ~38 FTEs ~33 FTEs Staffing at maturity is ~150 FTEs.

Encompass Health 41 Month of operation 1 2 3 4 5 6 7 8 9 10 11 12 20% 30% 40% 50% 60% 70% 80% Occupancy Sustained positive EBITDA on average *EBITDA = earnings before interest, taxes, depreciation, and amortization directly attributable to the related hospital Growth De novo occupancy and EBITDA* trend - hospitals opened 2021 to 2024 Average occupancy for de novo and remote and satellite hospitals(1) open a minimum of 12 months Company average occupancy from 2021 to 2024 Refer to pages 60-62 for end notes.

Operational Initiatives

Encompass Health 43 Operational initiatives Summary Build market share in high acuity, IRF appropriate conditions • Utilize extensive database on IRF eligible patients to continuously refine clinical protocols and improve patient outcomes Develop and implement post-acute solutions, clinical initiatives and operational best practices • Clinical innovation model • Internally and co-developed solutions • Incorporate data analytics • Continuous collaboration across our hospitals Evaluate and implement therapy and clinical technologies • Technologies developed in-house or with vendors • Includes: ◦ state-of-the-art therapy technology used by clinicians in the treatment of patients ◦ automation and technology used by the patient and the patient’s caregivers to improve the patient’s non-therapy experience

Encompass Health 44 Operational initiatives Build market share in high acuity conditions Increase stroke patient market share through education and awareness 2017 2018 2019 2020 2021 2022 2023 2024 30 ,6 14 32 ,3 48 34 ,4 69 34 ,3 30 36 ,5 69 39 ,0 04 EHC stroke discharges Stroke market share* Stroke as a % of payor discharges (2024) % of Total discharges 18.3% % of Medicare FFS discharges 12.6% % of Medicare Advantage discharges 32.7% 4.6% 4.9% 5.3% 5.3% 5.7% 6.0% EHC stroke 2024 payor mix FFS 42% MA 30% Other 28% *Stroke market share = EHC stroke discharges / total stroke survivors 41 ,2 58 6.5% Encompass Health partners with the American Stroke Association and is a proud sponsor of the Together to End Stroke Initiative. In 2024, Joint Encompass Health and American Stroke Association materials were highlighted for healthcare professionals at the International Stroke Conference, American Association of Neuroscience Nurses Annual Meeting, and World Stroke Congress Conference. Co-developed materials for 2024 include a lesson module on “Exercising After Stroke” and a how-to video simplifying everyday tasks for stroke survivors. Our online resources continue to outperform our online interaction goals. 7.2% 45 ,4 46

Encompass Health 45 Operational initiatives Build market share in high acuity conditions Independent research concludes IRFs are a better rehabilitation option for stroke patients compared to SNFs *AHA/ASA press release, “Inpatient rehab recommended over nursing homes for stroke rehab,” issued May 4, 2016. **“The Management of Stroke Rehabilitation” issued December 2019 (https://jamanetwork.com/journals/ jamanetworkopen/fullarticle/2756256?resultClick=1).

Encompass Health 46 Operational initiatives Build market share in high acuity conditions Tablo available in 110 of our hospitals as of March 31, 2025, with additional locations planned in 2025. Approximately 5% of Encompass Health patients require dialysis services. The cost benefit per treatment is ~$300 compared to a third-party dialysis provider. Encompass Health’s in-house dialysis features a dedicated space and staff on site for ongoing patient and family education. The dialysis team consists of a nephrologist that oversees the program and RN staff with previous dialysis care experience. Benefits compared to third-party dialysis include: • Better coordination of therapy and dialysis • Recovery time from dialysis is shorter using Tablo, 2-3 hours versus 24 hours with traditional hemodialysis • Evidence of a reduction in readmissions • Hospital’s clinical team can take a complete holistic approach to care • Eliminates patient transport to/from dialysis center allowing for more rest and less therapy interruption

Encompass Health 47 Operational initiatives Post-acute clinical innovation model Identify the gap Assemble subject matter experts Assemble, synthesize & critique the evidenceData review & analysis Product development Translate, pilot & disseminate Implement & sustain Identify a gap or need and potential innovative solution in therapy services, technologies, or processes to improve treatment protocols, patient quality and compliance Assemble subject matter experts across the organization from multiple disciplines and departments with an expertise in the defined gap Assemble evidence and science and synthesize and critique its impact to the defined gap Review and analyze data to determine the baseline of the gap and define key performance indicators (KPIs) and goals Develop the product or innovative solution and necessary deliverables including procedures, training, etc. Pilot or test the innovative solution with a subset of hospitals, review the data from the pilot locations, modify and pilot again as needed Implement and sustain the innovative solution, including ongoing training, modification and data analysis

Encompass Health 48 Trademarked system developed in 2015 to predict a patient’s risk of being transferred back to an acute care hospital. 40 clinical variables are considered in the risk analysis with risk levels assigned to each patient. Higher risk generates action items including clinician intervention as necessary. The Company’s performance since the system was fully implemented in 2017 is shown below. Operational initiatives Post-acute solutions Initiated in November 2021 to provide clinicians a near-real-time evaluation of each patient’s fall risk. 50 clinical elements are considered and patients are assigned risk levels. Fall prevention strategies are suggested based on risk assessment. The Company began implementation in 2021 with an enterprise wide year of utilization in 2022. The Readmission Prediction Model was initiated in October 2020. A patient’s probability of readmission to an acute care hospital post IRF discharge is assessed based on diagnoses, medications, lab results, vitals and other patient information. This model is part of the Readmission Prevention Program where the model’s assignment of a risk score is paired with the program standards and playbook guide with risk mitigation strategies. Intervention based on risk level may include scheduling follow-up visits, ensuring medication is available, and follow up with caregivers and patients post-discharge. *Reflects COVID impact **Acute care transfer rate = acute care transfers / total number of discharges ***Fall rate = number of patient falls per 1,000 patient days • Goals are to optimize our predictive tools and to use our extensive clinical database to further improve patient outcomes • Strategy is to regularly update models and incorporate advances in predictive modeling; improve ease of learning and adoption Acute Care Transfer Rate (%)** Fall Rate*** 8.33 7.38 6.93 6.31 5.79 2020 2021 2022 2023 2024 10.67 10.42 10.33 11.22 10.57 10.27 9.87 9.24 2017 2018 2019 2020* 2021* 2022 2023 2024

Encompass Health 49 Standardized and improved infection control practices across the Company. These practices and oversight provided clinicians with tools to successfully navigate the COVID-19 pandemic. Applied evidence- based decision making Sepsis/SIRS alert Infection control Implemented an evidenced-based predictive model to identify patients at-risk for sepsis or Systemic Inflammatory Response Syndrome (“SIRS”) Applied intervention strategies as part of the plan of care Medication reconciliation Implemented a multidisciplinary reconciliation process using the Company's EMR upon admission and discharge PEG Talks resources for clinicians Reduce opioid use Implemented a multidisciplinary approach to improve pain management, including non- pharmacologic treatment of pain and vigilant opioid stewardship Required PEG Talks education to all therapists for pain management Reduce readmissions & improve outcomes Operational initiatives Evidence-based clinical initiatives Enhanced our wound care protocol by expanding options of available equipment, increased assessments on admission, and Wound Summits for training of wound care coordinators. Reduced new or worsening wounds per 1,000 patient days by 41% since 2022. Wound care Enhanced our patient and caregiver education program to include clinician led training, online videos and resources, near real-time caregiver app, personalized home assessments, and support groups. Patient & caregiver education

Encompass Health 50 Operational initiatives Culture of collaboration and emphasis on best practices Collaboration among our hospital teams supports continuous learning and deployment of best practices •Strategic development as market dynamics change Standardization across all hospitals Value of collaboration and networking across hospitals •Care management •Comfort, Professionalism & Respect (CPR - Heart of the Patient Experience) •Pre-admission & admission process •Clinical documentation •Credentialing •Career ladders for nursing, therapy and case management •Contracting •Therapy practice guidelines •Medication management & reconciliation •Clinical education offerings for staff •Policies & procedures •Quality reporting program •Predictive models •TJC Disease Specific Certification through shared program development tools •Leadership mentoring among leaders within the same organization •Lessons learned that impact metrics related to quality, employees and financial measures

Encompass Health 51 Operational initiatives Therapy and clinical technologies Therapy Technology The therapy innovations committee reviews and recommends state of the art technology for our hospitals to ensure our therapy teams have the equipment and the training to provide the best care. (recent implementations are shown below ) Clinical Technology As our employees engage with patients and their families outside of therapy sessions, automation and technology is available for a better patient experience. (recent implementations are shown below ) Synchrony 4.0 Integrates surface electromyography with virtual reality to help patients visualize swallow activity BITS A multidisciplinary therapy solution used for balance, cognitive and visuo-motor therapy Vector Robotic trolleys using dynamic body weight support to promote faster recovery, over- ground gait rehabilitation and activities of daily living BURT A highly dexterous robotic arm manipulator for upper-extremity rehabilitation training MyEncompass Health The MyEncompass Health caregiver application is a patient experience application designed to promote early, ongoing engagement of the patient and their family or caregivers by communicating real-time progress toward their goals and an overview of their care plan in a secure manner. The application is integrated with ACE IT (our clinical information system) for real-time updates to the patient’s information. CBORD food service management technology provides the hospital an electronic meal ordering and preparation system with standardized meal plans plus a point-of-sale system for cafeteria operations. The system interfaces with ACE IT to provide accurate and timely diet information, including nutritional data for blood sugar management and malnutrition status.To learn more about technologies we offer in our hospitals visit encompasshealth.com/inpatient-rehabilitation/technology

Information Technology

Encompass Health 53 Information technology Clinical information system 2010 - Our first hospital went live with the Cerner EMR system 2012 - We began a five year rollout to every hospital Benefits: •Patient outcomes and safety •Operational efficiencies •Cost effectiveness •Change agility

Encompass Health 54 Information technology Beacon management reporting Standardize the process, then automate it Enterprise scalability Proprietary large patient datasets Clinical and business knowledge Continuous improvement Proprietary Management System • Proprietary operations management system that provides real-time data • Benchmarking to promote best practices • Capabilities include: – Physician quality reporting – Readmission risk – Therapy outcomes analysis – Quality and patient satisfaction reporting – Workforce and labor productivity – Sales and marketing analysis – Care management – Food and drug spend analysis – Ability to run market-by-market analysis and reports – Accounts Receivable analysis – Dialysis outcomes analysis

Encompass Health 55 Information technology Patient / caregiver communication portal MyEncompass Health caregiver application The app shows a patient’s real-time progress toward their goals and an overview of their care plan in a secure manner. Information in the app is regularly updated by interfacing with our clinical documentation system specific to the patient’s goals and outcomes. TRACK SHARE ● Follow the patient’s stay at our hospital as they make progress toward established goals. ● Invite others to follow along as the patient progresses in their rehabilitation stay ● Track goals established by the patient and the hospital interdisciplinary care team, including mobility, self- care, cognition and behavior, and daily living skills such as meal preparation and medication management. ● The patient and those who are granted access to app will have access up to 14 days after discharge ● See anticipated discharge date / plan for discharge

Reconciliations to GAAP

Encompass Health 57 Reconciliation Net cash provided by operating activities to Adjusted EBITDA(10) For the Year Ended December 31, ($ in millions) 2024 2023 2022 2021 Net cash provided by operating activities $ 1,002.8 $ 850.8 $ 705.8 $ 715.8 Interest expense and amortization of debt discounts and fees 137.4 143.5 175.7 164.3 Gain (loss) on sale of investments, excluding impairments 2.7 4.6 (15.5) 3.8 Equity in net income of nonconsolidated affiliates 3.0 3.2 2.9 3.4 Net income attributable to noncontrolling interests in continuing operations (140.9) (111.0) (93.6) (103.2) Amortization of debt-related items (9.7) (9.5) (9.7) (7.8) Distributions from nonconsolidated affiliates (4.0) (1.6) (4.0) (2.6) Current portion of income tax expense 139.5 128.3 72.2 84.5 Change in assets and liabilities (21.9) (50.3) 30.4 109.9 Cash used in (provided by) operating activities of discontinued operations 3.1 16.0 (52.3) (151.1) Asset impairment impact on noncontrolling interests(13) (7.3) — — — State regulatory change impact on noncontrolling interests(14) — (2.2) — — Change in fair market value of equity securities (1.0) (0.7) 7.4 (0.6) Adjusted EBITDA $ 1,103.7 $ 971.1 $ 819.3 $ 816.4 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. The leverage ratio for 2021 stated in terms of the most comparable GAAP measurement would be Total debt to Net cash provided by operating activities: 4.6x The leverage ratio for 2022 stated in terms of the most comparable GAAP measurement would be Total debt to Net cash provided by operating activities: 3.9x The leverage ratio for 2023 stated in terms of the most comparable GAAP measurement would be Total debt to Net cash provided by operating activities: 3.2x The leverage ratio for 2024 stated in terms of the most comparable GAAP measurement would be Total debt to Net cash provided by operating activities: 2.5x Refer to pages 60-62 for end notes.

Encompass Health 58 Reconciliation Net income to Adjusted EBITDA(10) For the Year Ended December 31, ($ in millions) 2024 2023 2022 2021 Net income $ 596.6 $ 463.0 $ 365.9 $ 517.2 Loss (income) from discontinued operations, net of tax, attributable to Encompass Health 2.8 12.0 (15.2) (114.1) Net income attributable to noncontrolling interests included in continuing operations (140.9) (111.0) (93.6) (103.2) Provision for income tax expense 150.2 132.2 100.1 101.9 Interest expense and amortization of debt discounts and fees 137.4 143.5 175.7 164.3 Depreciation and amortization(14) 299.6 273.9 243.6 219.6 Loss on early extinguishment of debt (15)(16)(17) 0.6 — 1.4 1.0 Loss on disposal or impairment of assets 17.4 9.8 4.8 1.2 Stock-based compensation 48.3 50.6 29.2 29.1 Asset impairment impact on noncontrolling interests(13) (7.3) — — — State regulatory change impact on noncontrolling interests(14) — (2.2) — — Change in fair market value of equity securities (1.0) (0.7) 7.4 (0.6) Adjusted EBITDA $ 1,103.7 $ 971.1 $ 819.3 $ 816.4 Refer to pages 60-62 for end notes.

Encompass Health 59 Reconciliation Net cash provided by operating activities to adjusted free cash flow(9) For the Year Ended December 31, ($ in millions) 2024 2023 2022 2021 Net cash provided by operating activities $ 1,002.8 $ 850.8 $ 705.8 $ 715.8 Impact of discontinued operations 3.1 16.0 (52.3) (151.1) Net cash provided by operating activities of continuing operations 1,005.9 866.8 653.5 564.7 Capital expenditures for maintenance (184.6) (216.9) (238.4) (133.4) Distributions paid to noncontrolling interests of consolidated affiliates (125.0) (114.7) (96.6) (101.1) Items not indicative of ongoing operating performance: Transaction costs and related liabilities (6.0) (9.5) 21.6 — Adjusted free cash flow $ 690.3 $ 525.7 $ 340.1 $ 330.2 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. Refer to pages 60-62 for end notes.

End Notes

Encompass Health 61 (1) Our inpatient rehabilitation hospitals (“IRFs”) may operate one or more satellite and/or remote locations. Satellite and remote locations are located proximate to one of our existing IRFs but do not have a separate Medicare provider number. As such, they are considered a bed addition, are included in same store results from the day of opening, and are not included in our count of total open hospitals. As of December 31, 2024, we operated 11 satellite and remote locations. (2) Under this program, Joint Commission accredited organizations, like the Company’s IRFs, may seek certification for chronic diseases or conditions such as brain injury or stroke rehabilitation by complying with Joint Commission standards, effectively using evidence-based clinical practice guidelines to manage and optimize patient care, and using an organized approach to performance measurement and evaluation of clinical outcomes. Obtaining such certifications demonstrates the Company’s commitment to excellence in providing disease-specific care. (3) Data compares Encompass Health IRFs to IRFs comprising the Uniform Data System for Medical Rehabilitation (“UDSMR”), part of Netsmart, a data gathering and analysis tool for the rehabilitation industry which represents approximately 80% of the industry, including Encompass Health sites. Data is adjusted by applying Encompass Health IRF case-mix to non-Encompass Health UDS IRFs. (4) The 163 IRFs shown for Encompass Health excludes Rehabilitation Hospital of Atlanta (opened May 22, 2024); Encompass Health Rehabilitation Hospital of Fort Mill (opened September 24, 2024); Encompass Health Rehabilitation Hospital of Houston at The Medical Center (opened November 11, 2024); Rehabilitation Hospital of Athens (opened March 18, 2025); Encompass Health Rehabilitation Hospital of Fort Myers (opened May 20, 2025); and Rehabilitation Hospital of Western Wisconsin, LLC (closed February 2024). (5) In 2024, the Company averaged 1,553 total Medicare & Non-Medicare discharges per IRF in its then 160 consolidated IRFs that were open the full year. (6) Source: FY 2026 CMS Proposed Rule Rate Setting File and the last publicly available Medicare cost reports (FYE 2022/2023/2024) or in the case of new IRFs, the Q4 2024 CMS Provider of Service File. • All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2026 IRF Proposed Rule Rate Setting File found at: https://www.cms.gov/files/zip/fy-2026-irf-pps-data-files-proposed.zip. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria Encompass Health uses for external reporting purposes. Because CMS does not provide its detailed methodology, Encompass Health is not able to reconstruct the CMS projections or the calculation. • The CMS file contains data for each of the 1,165 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2026 IRF-PPS Proposed Rule. Most of the data represents historical information from the CMS fiscal year 2023 and 2024 periods and may or may not reflect the same Encompass Health hospitals in operation today. The total was reduced by one to reflect the closure of Rehabilitation Hospital of Western Wisconsin, LLC (closed February 2024). (7) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. The CARES Act temporarily suspended the automatic 2% sequestration reduction for the period from May 1 through December 31, 2020. The 2021 Budget Act extended the sequestration suspension through March 31, 2021. An Act to Prevent Across-the-Board Direct Spending Cuts, and for Other Purposes, signed into law on April 14, 2021, extended the suspension period to December 31, 2021. The Protecting Medicare and American Farmers from Sequester Cuts Act, passed in December 2021, extended the suspension through March 31, 2022, and reduced the sequestration cut to 1% from April 1 to June 30, 2022, followed by the implementation of the full 2% sequestration effective July 1, 2022. (8) Historically, we have used the term “provider tax revenues” to refer to “Medicaid supplemental payments,” both of which represent amounts received in connection with state Medicaid programs that are not included in the specific Medicaid claim reimbursements we receive. These amounts include state directed and supplemental payment programs associated with Medicaid. Provider taxes are amounts paid by us to fund, in part, state Medicaid programs. We have used the term “net provider tax revenues” to represent the difference between provider taxes paid and the Medicaid supplemental payments received. (9) Definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, distributions to noncontrolling interests, and certain other items deemed to be non-indicative of ongoing operating performance. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. Further explanation and disclosure relating to adjusted free cash flow are included in the Company’s Form 8-K, dated June 25, 2025, to which this Investor Reference Book is attached as Exhibit 99.1.* End notes *Reconciliations to GAAP provided on pages 56-59.

Encompass Health 62 (10) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. Further explanation and disclosure relating to Adjusted EBITDA are included in the Company’s Form 8-K, dated June 25, 2025, to which this Investor Reference Book is attached as Exhibit 99.1.* (11) The conversion rate of inpatient rehabilitation eligible patients refers to the percent of acute care patients who are presumptively eligible for treatment in an IRF, who are actually discharged from acute care to an IRF. It is based on patients who are discharged from acute-care hospitals within current Encompass Health markets with one or more of 13 specified medical conditions that CMS ties to IRF eligibility based on Medicare fee-for-service data, which is the only publicly available data on the subject. (12) 2018 total number of licensed beds and total number of IRFs include the consolidation of the Ft. Worth market (decrease of 60 beds) and the de-licensure of 20 SNF beds at a Dallas IRF. 2019 total number of licensed beds includes the de-licensure of 25 SNF beds at Round Rock, TX, the de-licensure of 5 beds at an IRF in Newburgh, IN, the de-licensure of 10 beds in Western Hills, WV, and the consolidation of Yuma (increase of 51 beds). 2020 total number of licensed beds includes the de-licensure of 31 beds at an IRF in Woburn, MA. 2021 total number of licensed beds includes the de-licensure of 48 beds at an IRF in Erie, PA. 2022 total number of IRFs and licensed beds includes the closure of the Wesley hospital (decrease of 65 beds). 2023 total number of IRFs and licensed beds includes a de-licensure of 19 beds at an IRF in York, PA. 2024 total number of IRFs and licensed beds includes the closure of the Eau Claire, WI hospital (decrease of 36 beds), de-licensure of 12 beds at an IRF in Humble, TX, de-licensure of 27 beds at an IRF in Nittany Valley, PA, de- licensure of 6 beds at an IRF in Tallahassee, FL, and de-licensure of 30 beds at an IRF in Florence, SC. (13) In January 2024, we received notice that our joint venture partner, Hospital Sisters Health System, intended to close its acute-care hospital, Sacred Heart Hospital in Eau Claire, WI, in which our joint venture inpatient rehabilitation hospital is located. We closed that joint venture hospital in February 2024 and incurred a one-time impairment charge of $10.4 million. The impact to net income attributable to Encompass Health during the twelve months ended December 31, 2024 resulting from the impairment was $1.8 million after reductions for net income attributable to noncontrolling interests of $7.3 million and the provision for income tax expense of $1.3 million. (14) In May of 2023, the governor of South Carolina signed into law S.164, which repealed the requirement of certain healthcare providers to obtain and/or maintain a certificate of need (“CON”). As a result of this repeal, in Q2 2023 the Company accelerated amortization of approximately $6 million in remaining carrying value of our South Carolina CON assets, increasing depreciation and amortization expense by approximately $6 million and reducing noncontrolling interest in continuing operations by approximately $2 million (related to our joint venture partner’s share of income at one impacted location). The impact of these adjustments have been excluded from the calculation of adjusted EBITDA and adjusted earnings per share in the second quarter of 2023 given the non-recurring nature of the CON repeal (Florida is the only other state in recent history to repeal its CON law) is not indicative of ongoing operating performance. (15) In the second quarter of 2021, the Company redeemed a total of $200 million of 5.125% Senior Notes due 2023 ($100 million in April and $100 million in June). The redemptions were completed at 100% of par using cash on hand and drawings under the Company’s revolving credit facility. As a result of the redemptions, the Company recorded a $1.0 million loss on early extinguishment of debt in the second quarter of 2021. (16) In the first quarter of 2022, the Company redeemed the remaining $100 million of its 5.125% Senior Notes due 2023. The redemption was completed at 100% of par using drawings under the Company’s revolving credit facility. As a result of the redemption, the Company recorded a $0.3 million loss on early extinguishment of debt in the first quarter of 2022. In the second quarter of 2022, the Company redeemed approximately $236 million of its term loan due 2024 and fully repaid the $250 million outstanding balance on its revolving credit facility. The redemption was completed using proceeds which were dividended from Enhabit. As a result of the redemption, the Company recorded a $1.1 million loss on early extinguishment of debt in the second quarter of 2022. (17) In the third quarter of 2024, the Company redeemed $150 million of its 5.75% Senior Notes due 2025. The redemption was completed at 100% of par using cash on hand. As a result of the redemption, the Company recorded a $0.4 million loss on early extinguishment of debt in the third quarter of 2024. In the fourth quarter of 2024, the Company redeemed $100 million of its 5.75% Senior Notes due 2025. The redemption was completed at 100% of par using cash on hand. As a result of the redemption, the Company recorded a $0.2 million loss on early extinguishment of debt in the fourth quarter of 2024. End notes, continued *Reconciliations to GAAP provided on pages 56-59.